UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 27, 2014

Adherex Technologies Inc.
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-32295	20-0442384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC 27709

(Address of Principal Executive Offices) (Zip Code)

919-636-4530

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 26, 2014, Adherex Technologies Inc. issued a press release announcing that the Children’s Oncology Group (COG) posted top line results from its Study ACCL0431, A Randomized Phase III Study of Sodium Thiosulfate for the Prevention of Cisplatin-Induced Ototoxicity in Children. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Exhibit

99.1	Press Release issued by Adherex Technologies Inc. dated February 26, 2014, relating to its Sodium Thiosulfate clinical study update.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2014	Adherex Technologies Inc.

	By:	/s/ Rostislav Raykov
Chief Executive Officer